UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /X/

 Pre-Effective Amendment No.        //

 Post-Effective Amendment No.        //

(Check appropriate box or boxes)

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202
Address of Principal Executive Offices

410-345-2000
Registrant’s Telephone Number, Including Area Code

David Oestreicher

100 East Pratt Street, Baltimore, Maryland 21202
Name and Address of Agent for Service

Approximate Date of Proposed Public Offering : As soon as practicable after this registration statement becomes effective under the Securities Act of 1933

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered: Shares of common stock (par value $0.0001 per share) of the Registrant

Amount Being Registered:

Proposed Maximum Offering Price per Unit:

Proposed Maximum Aggregate Offering Price:

Amount of Registration Fee:

It is proposed that this filing will become effective on June 25, 2018 pursuant to Rule 488.

The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no filing fee is payable herewith in reliance upon Section 24(f).

Information Statement

This information statement concerns the:

T. Rowe Price Institutional Credit Opportunities Fund

June 4, 2018

Dear Shareholder:

I am writing to inform you that in late June, 2018, the T. Rowe Price Institutional Credit Opportunities Fund (the “Institutional Fund”) will be reorganized into the T. Rowe Price Credit Opportunities Fund (the “Credit Opportunities Fund”) (each a “Fund” and together, the “Funds”). The transaction was approved by the Funds’ Boards of Directors as being in the best interests of the Funds’ shareholders. As a result of the reorganization, you will become a shareholder of the I Class of the T. Rowe Price Credit Opportunities Fund (the “I Class”). The value of your account in the Institutional Fund will be the same as it was in the Institutional Fund on the date of the transaction. The reasons the Board of Directors of the Institutional Fund approved this transaction are briefly summarized below. The accompanying combined information statement and prospectus contains detailed information on the transaction and comparisons of the funds.

The directors and management of the Institutional Fund considered the following in making their recommendation to consummate the reorganization: The funds have nearly identical investment programs. The primary difference between the funds is that the Credit Opportunities Fund is offered in multiple share classes, including an Investor Class, I Class, and Advisor Class, each of which are available to a variety of investors and have different investment minimums. The Institutional Fund, on the other hand, is generally only available to institutional investors and requires an initial investment of $1,000,000, which is the same as the I Class’ investment minimum. The current net expense ratio of the I Class (including the effect of an expense limitation agreement currently in place) is identical to the net expense ratio of the Institutional Fund. The I Class was recently launched on November 29, 2016 as a separate, lower cost share class of the Credit Opportunities Fund available to institutions and individuals who meet the investment minimum. Since the I Class invests in a nearly identical portfolio to the Institutional Fund and has the same net expense ratio, it is no longer a financial benefit to a high balance shareholder to choose the Institutional Fund over the I Class. Accordingly, it no longer makes sense to offer the Institutional Fund.

The average annual total returns of the Funds through December 31, 2017 are set forth below. Additional performance information for the Funds is available in the combined information statement and prospectus.

Average Annual Total Returns

Periods ended December 31, 2017	1 Year

Institutional Credit Opportunities Fund	7.33%
Credit Opportunities Fund—I Class	7.00%

Your shares of the Institutional Fund will automatically be converted, at net asset value, into I Class shares of equal net asset value of the Credit Opportunities Fund on or around June 26, 2018, as discussed in more detail below. Please note that the reorganization is not a taxable event, but redeeming or exchanging your shares prior to the reorganization may be a taxable event depending on your individual tax situation. The cost basis and holding periods of Institutional Fund shares will carry over to I Class shares that the Institutional Fund’s shareholders receive in connection with the transaction.

We are not asking you for a proxy and you are not requested to send us a proxy. However, if you have any questions regarding the enclosed Combined Prospectus and Information Statement, please call T. Rowe Price at 1-800-638-8790.

Sincerely,

Edward C. Bernard
Chairman of the Board

Acquisition of the Assets of the

T. ROWE PRICE INSTITUTIONAL CREDIT OPPORTUNITIES FUND

(a series of T. Rowe Price Institutional Income Funds, Inc.)

By and in Exchange for Shares of the

T. ROWE PRICE CREDIT OPPORTUNITIES FUND

(a series of T. Rowe Price Credit Opportunities Fund, Inc.)

100 East Pratt Street

Baltimore, MD 21202

June 4, 2018

COMBINED INFORMATION STATEMENT AND PROSPECTUS

This Combined Information Statement and Prospectus (“Statement”) was first delivered to shareholders on or about June 4, 2018.

This Statement is being furnished to shareholders of the T. Rowe Price Institutional Credit Opportunities Fund (the “Institutional Fund”), a series of T. Rowe Price Institutional Income Funds, Inc. This Statement contains information you should know about the Agreement and Plan of Reorganization (the “Plan”) relating to the proposed reorganization (the “Reorganization”) of the Institutional Fund into the T. Rowe Price Credit Opportunities Fund the “Credit Opportunities Fund”).

The Plan provides for the transfer of substantially all of the assets of the Institutional Fund to the Credit Opportunities Fund, in exchange for shares of the I Class of the T. Rowe Price Credit Opportunities Fund (“I Class” or “Credit Opportunities Fund—I Class”). Following the transfer, the I Class shares received in the exchange will be distributed to Institutional Fund shareholders in complete liquidation of the Institutional Fund. Shareholders of the Institutional Fund will receive I Class shares having an aggregate net asset value equal to the aggregate net asset value of their Institutional Fund shares on the business day immediately preceding the closing date of the Reorganization.

The investment objective, policies, and restrictions of the Institutional Fund and Credit Opportunities Fund are identical. See “Comparison of Investment Objectives and Policies.”

This Statement sets forth concisely the information you should know about the Credit Opportunities Fund and its classes and the Plan. Please read this Statement and keep it for future reference. It is both an information statement for the Reorganization and a prospectus for the Credit Opportunities Fund.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Statement by reference:

• The Statement of Additional Information dated June 4, 2018 relating to the Reorganization (“SAI”)

• The prospectus of the Credit Opportunities Fund dated October 1, 2017, as supplemented to date

• The prospectus of the Institutional Fund dated October 1, 2018, as supplemented to date

• The Statement of Additional Information of the Credit Opportunities Fund dated May 1, 2018, as supplemented to date

• The Statement of Additional Information of the Institutional Fund dated May 1, 2018, as supplemented to date

• The annual shareholder report of the Credit Opportunities Fund dated May 31, 2017

• The semiannual shareholder report of the Credit Opportunities Fund dated November 30, 2017

• The annual shareholder report of the Institutional Fund dated May 31, 2017

• The semiannual shareholder report of the Institutional Fund dated November 30, 2017

The prospectuses include investment objectives, risks, fees, expenses, and other information that you should read and consider carefully. Each Statement of Additional Information, which contains additional detailed information about the funds, is not a prospectus but should be read in conjunction with the prospectus.

A copy of the Credit Opportunities Fund’s prospectus accompanies this Statement. The shareholder reports contain information about fund investments, including a review of market conditions and the portfolio manager’s recent investment strategies and their impact on performance. Copies of the prospectus, annual and semiannual shareholder reports,

Statements of Additional Information for both the Credit Opportunities Fund and Institutional Fund and the SAI are all available at no cost by calling 1-800-541-5910; by writing to T. Rowe Price, Three Financial Center, 4515 Painters Mill Road, Owings Mills, Maryland 21117; or by visiting our website at troweprice.com. All of the above-referenced documents are also on file with the SEC and available through its website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-1520.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED INFORMATION STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Summary	5
Reasons for the Reorganization	12
Comparison of Fund Performance	14
Information About the Reorganization	15
Financial Statements	20
Comparison of Investment Objectives, Policies, and Restrictions	23
Additional Information About the Funds	29
Legal Matters	32
Exhibit A – Form of Agreement and Plan of Reorganization	33

No person has been authorized to give any information or to make any representations other than what is in this Statement or in the materials expressly incorporated herein by reference. Any such other information or representation should not be relied upon as having been authorized by the Institutional Fund or Credit Opportunities Fund.

SUMMARY

The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Statement, and in the Plan, a form of which is included as Exhibit A to this Statement.

What is happening?

At a meeting held on April 25, 2018, the Boards of Directors of the Funds (the “Boards”), including a majority of the independent directors, approved the proposed reorganization of the Institutional Fund into the Credit Opportunities Fund. The Plan provides for the transfer of substantially all the assets of the Institutional Fund to the Credit Opportunities Fund in exchange for I Class shares of the Credit Opportunities Fund. Following the transfer, the I Class shares received in the exchange will be distributed to shareholders of the Institutional Fund in complete liquidation of the Institutional Fund. As a result of the transaction: (1) you will cease being a shareholder of the Institutional Fund; (2) instead you will become an owner of I Class shares of the Credit Opportunities Fund; and (3) the value of your account in the Credit Opportunities Fund will equal the value of your account in the Institutional Fund as of the close of the business day immediately preceding the closing date of the transaction.

Will there be any tax consequences to the Institutional Fund or its shareholders?

The reorganization will be structured to have no adverse tax consequences to the Institutional Fund or its shareholders. The Reorganization is conditioned upon the receipt of an opinion of tax counsel to the Funds that, for federal income tax purposes:

• no gain or loss will be recognized by the Institutional Fund or its shareholders as a result of the Reorganization;

• the holding period and adjusted basis of the I Class shares received by a shareholder will have the same holding period and adjusted basis of the shareholder’s shares of the Institutional Fund; and

• the Credit Opportunities Fund will assume the holding period and adjusted basis of each asset (with certain exceptions) of the Institutional Fund that is transferred to the Credit Opportunities Fund that the asset had immediately prior to the Reorganization. See “Information About the Reorganization—Tax Considerations” for more information.

It should be noted, however, that the Institutional Fund will sell any assets prior to the Reorganization that are deemed not acceptable to the Credit Opportunities Fund or inconsistent with the Credit Opportunities Fund’s investment program. Although there is no assurance, we do not currently expect that the sale of any holdings will result in the distribution of capital gains to the shareholders of the Institutional Fund. Immediately prior to the Reorganization, the Institutional Fund will distribute any accrued dividends to shareholders.

What are the investment objectives and policies of the Credit Opportunities Fund and the Institutional Fund?

The investment objectives of the Credit Opportunities Fund and the Institutional Fund are identical. Both Funds seek a combination of long-term capital appreciation and high income. See “Comparison of Investment Objectives and Policies.”

The Funds’ principal investment strategies are also identical, with each Fund normally investing at least 80% of net assets (including any borrowings for investment purposes) in credit instruments and derivative instruments that are linked to, or provide investment exposure to, credit instruments. The Funds define credit instruments broadly to include any debt instrument or instrument with debt-like characteristics. The Funds’ investments in credit instruments typically include corporate and sovereign bonds, bank loans, convertible securities and preferred stocks, and securitized instruments, which are vehicles backed by pools of assets such as mortgages, loans, or other receivables.

Both Funds may invest without limit in bonds that are rated below investment grade (below BBB, or an equivalent rating) or are not rated by established credit rating agencies (commonly referred to as “high yield” bonds or “junk” bonds), as well as bank loans and other instruments that are rated below investment grade or are not rated by established credit rating agencies.

The Funds may invest in bonds and other instruments of any maturity and do not attempt to maintain any particular weighted average maturity or duration, and the Funds may invest up to 50% of net assets in bank loans. The Funds may invest in securities issued by both U.S. and non-U.S. issuers, including emerging markets (and frontier markets) issuers, and up to 50% of each Fund’s net assets may be invested in non-U.S. dollar-denominated holdings. The Funds may invest up to 20% of net assets in securitized instruments, which may include residential and commercial mortgage-backed securities, collateralized loan obligations, asset-backed securities, and other instruments backed by pools of assets. The Funds may also invest up to 10% of net assets in equity securities, including common and preferred stocks, and securities that are convertible into common stocks or other equity securities. Both Funds’ investments in trade claims are limited to 10% of net assets. In addition, each Fund may use credit default swaps and options in keeping with its objectives.

The two Funds are substantially similar in structure; over the past year the entirety of each Fund’s portfolio holdings have been similar in security type and approximately 98% of holdings have been the exact same securities. The post-Reorganization Credit Opportunities Fund (the “Combined Fund”) will continue to follow the current Credit Opportunities Fund investment program.

What are the Funds’ management arrangements?

Both the Institutional Fund and the Credit Opportunities Fund are advised and managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202. As of March 31, 2018, T. Rowe Price and its affiliates had approximately $1,014 billion in assets under management and provided investment management for more than 8 million individual and institutional investor accounts.

All decisions regarding the purchase and sale of Fund investments are made by T. Rowe Price and by each fund’s portfolio manager. T. Rowe Price has established an Investment Advisory Committee with respect to each Fund, whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund’s investment program. Both the Institutional Fund and Credit Opportunities Fund are currently managed by Rodney M. Rayburn. Mr. Rayburn has been chairman of both committees since 2015. He joined the Firm in 2014 and his investment experience dates from 2000. Since joining the Firm, he has served as a high yield credit analyst and a portfolio manager (beginning in 2015). Mr. Rayburn will continue as chairman of the Investment Advisory Committee with respect to the Combined Fund after the acquisition. Each Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the Fund’s shares.

Will the Reorganization result in higher fund expenses?

The net annual fund operating expense ratio of the Credit Opportunities Fund—I Class is not expected to differ from the Institutional Fund’s net annual fund operating expense ratio after the Reorganization, although the Funds’ fees and expenses are structured differently. The Institutional Fund pays T. Rowe Price an annual all-inclusive management fee of 0.65% based on the Fund’s average daily net assets. This all-inclusive management fee includes investment management services and ordinary, recurring operating expenses, but does not cover interest, expenses related to borrowing, taxes, and brokerage and other transaction costs, or nonrecurring extraordinary expenses.

The Credit Opportunities Fund pays T. Rowe Price a management fee that consists of two components—an “individual fund fee,” which reflects the

Fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets. On November 30, 2017, the annual group fee rate was 0.29%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.35%. Combined, the Fund’s management fee as of November 30, 2017 was 0.64%. In addition to the management fee, the I Class pays its pro rata portion of the Credit Opportunities Fund’s operating expenses. T. Rowe Price has agreed (through September 30, 2019) to pay the operating expenses of the Fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.01% of the class’ average daily net assets. Effective December 1, 2017, this limitation on I Class Operating Expenses was reduced from 0.05% to 0.01%.

Each Fund has a committed line of credit to help the Fund, if necessary, meet short-term redemptions and liquidity needs. The commitment fees associated with the line of credit are considered borrowing-related expenses and are not covered by the Institutional Fund’s all-inclusive management fee or the Credit Opportunities Fund’s contractual expense limitation.

Fees and Expenses

The following table further describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses of the Funds are set forth as of the six-month period ended November 30, 2017, (and reflect the I Class Operating Expense limitation of 0.01% that went into effect on December 1, 2017) and the pro forma fees and expenses reflect the expected fees and expenses of the Combined Fund as of November 30, 2017, (and the continuation of the I Class Operating Expense limitation of 0.01% that went into effect on December 1, 2017) assuming the reorganization takes place as proposed.

Fees and Expenses of the Funds

Shareholder fees (fees paid directly from your investment)		Annual fund operating expenses (expenses that are deducted from fund assets)
Fund	Redemption Feea	Management fee	Other expenses	Total annual fund operating expenses	Fee Waivers	Total expenses after fee waiver
Institutional Credit Opportunities Fund	2.00%	0.65%	0.02%	0.67%	—	0.67%
Credit Opportunities Fund—I Class	2.00%	0.64%	0.80%b	1.44%	(0.77)%b,c	0.67%b,c
Pro Forma Combined	2.00%	0.64%	0.55%b	1.19%	(0.52)%b	0.67%b

a As a percentage of amount redeemed on shares held for 90 days or less.

b T. Rowe Price Associates, Inc., has agreed (through September 30, 2019) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.01% of the class’ average daily net assets. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.01%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed both: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; and (2) the current expense limitation on I Class Operating Expenses.

c Restated to reflect current fees.

Example. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Institutional Credit Opportunities Fund	$68	$214	$373	$835
Credit Opportunities Fund—I Class	$68	$313	$649	$1,599
Pro Forma Combined	$68	$281	$560	$1,357

A discussion about the factors and conclusions considered by the Boards in approving each Fund’s investment management contract with T. Rowe Price appears in each Fund’s annual report to shareholders for the period ended May 31.

What are the Funds’ policies for purchasing, redeeming, exchanging, and pricing shares?

The I Class and the Institutional Fund have substantially similar procedures for purchasing, redeeming, exchanging, and pricing shares. The I Class and the Institutional Fund both generally require a $1,000,000 minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for certain types of accounts held through a retirement plan, financial advisor, or other financial intermediary. Both Funds currently charge a redemption fee of 2.00% (as a percentage of amount redeemed on shares held for 90 days or less). Shares of the Funds may be redeemed at their respective net asset values; however, large redemptions can adversely affect a portfolio manager’s ability to implement a Fund’s investment strategy by causing the premature sale of securities. Therefore, the Funds reserve the right (without prior notice) to pay all or part of redemption proceeds with securities from the Fund’s portfolio rather than in cash (redemption in-kind). The Funds’ procedures for pricing their shares are identical. Fund share prices are calculated at the close of the New York Stock Exchange (normally 4 p.m. ET) each day the exchange is open for business.

For more detailed information, please refer to the section 3 of each Fund’s prospectus, entitled “Information About Accounts in T. Rowe Price Funds.”

What are the Funds’ policies on dividends and distributions?

The Funds’ policies on dividends and distributions are identical. Each Fund has a policy of distributing, to the extent possible, all of its net investment income and realized capital gains to its respective shareholders. Dividends from net investment income for each Fund are declared daily and paid on the first business day of each month. Distributions from net capital gains, if any, are declared annually and usually paid in December. Dividends and capital gain distributions are reinvested in additional shares unless the shareholder selects another option.

What are the tax consequences of the Reorganization?

The Reorganization is designed to have no adverse tax consequences to the Funds or their shareholders. The exchange of shares will not be a taxable event. Of course, Fund shareholders who sell their shares may have a capital gain or loss and any capital gain distributions from the Funds are also taxable. The Institutional Fund will sell any assets that are not acceptable to the Credit Opportunities Fund prior to the Reorganization, which could result in the distribution of taxable gains to shareholders of the Institutional Fund. Although there is no assurance, we do not currently expect that the sale of holdings will result in the distribution of capital gains. Immediately prior to the Reorganization, the Institutional Fund will distribute any taxable income as a taxable dividend to shareholders. In reporting tax information to their shareholders and the Internal Revenue Service (“IRS”), the Funds follow the IRS requirements.

Why is a combined information statement and prospectus that does not seek shareholder votes on the Reorganization being provided instead of a combined proxy statement and prospectus?

The organizational documents for the T. Rowe Price Institutional Income Funds, Inc., including the Articles of Incorporation and By-laws, each permit any action required or permitted to be taken at a shareholder meeting to be taken without a meeting through a unanimous written consent setting forth the action and signed by each shareholder entitled to vote on the matter. All shareholders of record at the close of business on June 1, 2018 (the “record date”) are entitled to vote on the reorganization by executing a written consent to approve the reorganization. The two shareholders in the Institutional Fund as of the record date are the T. Rowe Price High Yield Fund (an affiliated mutual fund managed by T. Rowe Price, “HYF”) and T. Rowe Price. On June 4, 2018, a preliminary information statement was delivered to all shareholders of record. It is anticipated that each shareholder of record will execute a written consent approving the Reorganization on or around June 25, 2018.

REASONS FOR THE REORGANIZATION

Reasons for the Reorganization and Liquidation

The Boards of Directors (“Boards”) of the T. Rowe Price Credit Opportunities Fund, Inc. and T. Rowe Price Institutional Income Funds, Inc., including a majority of the independent directors, have determined that the Reorganization is in the best interests of the shareholders of the Institutional Fund and the Credit Opportunities Fund and that the interests of shareholders of the Institutional Fund and the Credit Opportunities Fund will not be diluted as a result of the proposed Reorganization.

In considering whether to recommend the approval of the Reorganization, the Boards reviewed the following matters and concluded that the Reorganization is in the best interest of the Funds for the reasons indicated below.

At a Board meeting held on October 23, 2017, the Institutional Fund’s Board approved the dissolution and liquidation of the Fund, subject to approval by the Fund’s shareholders. The Institutional Fund was closed to new investors as of January 11, 2018, when the Fund filed a supplement to its prospectus informing shareholders that the Board had approved a liquidation and dissolution. Following the Board’s approval, the Institutional Fund’s three shareholders, the T. Rowe Price U.S. Retirement Program (an affiliated T. Rowe Price 401(k) plan, the “Retirement Program”), HYF, and T. Rowe Price, which had approximately $21 million in seed capital invested in the Institutional Fund, had agreed to exchange their shares from the Institutional Fund to the Credit Opportunities Fund in April 2018 (i.e., redeem in-kind from the Institutional Fund and use those securities to purchase I Class shares of the Credit Opportunities Fund that same day). In connection with the voluntary shareholder exchanges, the intention was to move substantially all of the Institutional Fund’s portfolio holdings to the Credit Opportunities Fund in-kind on the same day as the shareholder exchanges. However, in the course of planning the exchange transactions, it became clear that this transaction would most likely be treated as a tax-free reorganization under the Internal Revenue Code (“IRC”) rather than a dissolution and liquidation of the Institutional Fund and an exchange into the I Class of the Credit Opportunities Fund. While there were advantages to this tax treatment for shareholders, as explained below, there were accounting and operational challenges that make it difficult to process the transactions as a tax-free exchanges for tax purposes while treating them as in-kind transactions on the Fund’s accounting records. As a result, the Advisor recommended and the Board approved formally consummating the transactions as part of a reorganization, which will allow for the same favorable tax treatment for shareholders.

The voluntary in-kind shareholder exchanges would have created challenges that arise from recognizing the transaction as a tax-free transfer for tax purposes (thereby requiring the carryover of unrealized gains/losses, as well as the cost basis and holding periods of portfolio securities that are transferred in-kind), while treating the transaction as a taxable transfer under U.S. GAAP (which would instead require recognition of gains/losses on the day of the transaction with no carryover of applicable cost basis and holding periods). If the shareholder exchanges had instead been executed in stages, which would align the tax treatment with the accounting treatment and no longer involve a tax-free reorganization, the Institutional Fund’s approximately $10 million capital loss carryforward could not be transferred from the Institutional Fund and used (subject to certain limitations) to potentially benefit the Credit Opportunities Fund and its shareholders.

As a result, the Boards concluded that the Reorganization is in the best interests of the shareholders of the Institutional Fund and the Credit Opportunities Fund. The Retirement Program exchanged all of its shares from the Institutional Fund to the Credit Opportunities Fund on April 26, 2018 (through a cash transaction instead of an in-kind transaction), since that transaction was already approved by the Retirement Program’s Board of Trustees. HYF and T. Rowe Price intend to remain invested in the Institutional Fund and will receive I Class shares as part of the Reorganization.

COMPARISON OF FUND PERFORMANCE

The average annual total returns of the Funds as of December 31, 2017 are set forth below.

Average Annual Total Returns

Periods ended December 31, 2017	1 Year	Since Inception	Inception Date

Institutional Fund			04/29/2014
Returns before taxes	7.33%	2.30%
Returns after taxes on distributions	4.85%	-0.59%
Returns after taxes on distributions
and sale of fund shares	4.13%	0.38%
Credit Opportunities Fund—I Class			11/29/2016
Returns before taxes	7.00%	8.02%
Returns after taxes on distributions	4.65%	5.25%
Returns after taxes on distributions
and sale of fund shares	3.94%	4.84%

The exchange of shares is not expected to create any tax liabilities for you as the exchange of shares will not be a taxable event. As a shareholder in the Institutional Fund, the cost basis and holding periods of your shares will carry over to the I Class shares that a shareholder will receive as a result of the Reorganization.

In approving the proposed Reorganization, the Board of the Institutional Fund also considered that Institutional Fund shareholders have the ability to redeem their shares at any time up to the date of the Reorganization.

The Institutional Fund and the Credit Opportunities Fund use identical pricing methodologies to value their respective assets. The assets of the Institutional Fund will be transferred to the Credit Opportunities Fund at their fair market value on the valuation date of the transaction. Many of these assets are securities already held by the Credit Opportunities Fund and therefore valued using the same pricing sources and methodologies. Shares of the Credit Opportunities Fund equal in value to the assets will be received by the Institutional Fund in exchange. Expenses of the transaction will be borne by T. Rowe Price. For these reasons, the Board believes that the Institutional Fund and its shareholders will not be diluted as a result of the transaction.

For all the reasons discussed, T. Rowe Price and the Directors of the Funds believe that shareholders’ interests will be better served over time by completing this transaction.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the terms and conditions of the Plan is qualified by reference to the Plan, which is included as Exhibit A to this Statement.

Plan of Reorganization

The Reorganization will be consummated on or about June 26, 2018, or such other date as is agreed to by the Institutional Fund and the Credit Opportunities Fund (“Closing Date”). The parties may postpone the Closing Date until a later date on which all of the conditions to the obligations of each party under the Plan are satisfied, provided that the Plan may be terminated by either party if the Closing Date does not occur on or before July 31, 2018. See “Conditions to Closing.”

On the Closing Date, the Institutional Fund will transfer substantially all of its assets to the Credit Opportunities Fund in exchange for I Class shares of the Credit Opportunities Fund having an aggregate net asset value equal to the aggregate value of the assets so transferred as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (“Valuation Date”). The Credit Opportunities Fund will assume or otherwise be responsible for any liabilities of the Institutional Fund existing on the Valuation Date. The number of I Class shares of the Credit Opportunities Fund issued in the exchange will be determined by dividing the aggregate value of the assets of the Institutional Fund transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the Credit Opportunities Fund, subject to review and approval by the Institutional Fund) by the net asset value per share of the Credit Opportunities Fund as of the close of regular trading on the Valuation Date. While it is not possible to determine the exact exchange ratio until the Valuation Date, due to, among other matters, market fluctuations and differences in the relative performance of the Institutional Fund and the Credit Opportunities Fund, if the Valuation Date had been April 30, 2018, shareholders of the Institutional Fund would have received 0.9838 shares of the Credit Opportunities Fund for each of their Institutional Fund shares held.

As soon as practicable after the Closing Date, the Institutional Fund will distribute, in liquidation of the Institutional Fund, pro rata to its shareholders of record as of the close of business on the Valuation Date, the full and fractional shares of the Credit Opportunities Fund received in the exchange. The Institutional Fund will accomplish this distribution by transferring the Credit Opportunities Fund shares then credited to the account of the Institutional Fund on the books of the Credit Opportunities Fund to open accounts on the share records of I Class shares of the Credit Opportunities Fund in the names of the Institutional Fund’s shareholders, and representing the respective pro rata number of the I Class shares of the Credit Opportunities Fund due such shareholders. All issued and outstanding shares of the Institutional Fund will then be simultaneously canceled.

The Institutional Fund was closed to new accounts and additional purchases, including those made systematically through the Asset Builder program or payroll deduction, after 4 p.m. ET on January 11, 2018, although the Fund reserves the right, in its sole discretion, to accept additional investments until the Closing Date.

The stock transfer books of the Institutional Fund will be permanently closed as of the close of business on the Valuation Date. The Institutional Fund will only accept redemption requests received prior to the close of regular trading on the New York Stock Exchange on the Valuation Date. Redemption requests received thereafter will be deemed to be requests for redemption of the Credit Opportunities Fund shares to be distributed to Institutional Fund shareholders pursuant to the Plan.

Conditions to Closing

The obligation of the Institutional Fund to transfer its assets to the Credit Opportunities Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the Credit Opportunities Fund in all material respects of its agreements and undertakings under the Plan, receipt of certain documents from the Credit Opportunities Fund, receipt of an opinion of counsel to the Credit Opportunities Fund, and approval of the Plan by the shareholders of the Institutional Fund as previously described. The obligation of the Credit Opportunities Fund to consummate the Reorganization is subject to the satisfaction of certain conditions precedent, including performance by Institutional Fund of its agreements and undertakings under the Plan, receipt of certain documents and financial statements from the Institutional Fund, and receipt of an opinion of counsel to the Institutional Fund.

The consummation of the proposed transaction is subject to a number of conditions set forth in the Plan, some of which may be waived by the Boards of the Funds. The Plan may be terminated and the proposed transaction abandoned at any time, before or after approval by the shareholders of the Institutional Fund, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the approval of the Reorganization by shareholders of the Institutional Fund that would materially and adversely affect the rights of such shareholders without their further approval.

Expenses of Reorganization

T. Rowe Price is responsible for the payment of all expenses the Funds incur in connection with the Reorganization. The sale of any assets that are not acceptable to the Credit Opportunities Fund will result in brokerage expenses.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the IRC, with no gain or loss recognized as a consequence of the Reorganization by the Credit Opportunities Fund and Institutional Fund or their shareholders.

The consummation of the transaction contemplated under the Plan is conditioned upon receipt of an opinion from Willkie Farr & Gallagher LLP, counsel to both Funds, to the effect that, on the basis of certain representations of fact by officers of the Institutional Fund and the Credit Opportunities Fund, the existing provisions of the IRC, current administrative rules and court decisions, for federal income tax purposes:

• No gain or loss will be recognized by the Credit Opportunities Fund or the Institutional Fund or their shareholders as a result of the Reorganization.

• Institutional Fund shareholders will carry over the cost basis and holding periods of their Institutional Fund shares to their new I Class shares.

• The Credit Opportunities Fund will assume the bases and holding periods of the Institutional Fund’s assets (other than certain assets, if any, subject to mark to market treatment under special tax rules).

To ensure that the transaction qualifies as a tax-free reorganization, it must meet certain requirements — the most important of which are that substantially all of the assets of the Institutional Fund are transferred and that the Credit Opportunities Fund will maintain the historical business (as defined by the IRS) of the Institutional Fund. In the opinion of counsel and to the best knowledge of the Funds’ officers, the proposed transaction will comply with these and all other relevant requirements.

Other tax consequences to shareholders of the Institutional Fund are:

• Although unlikely, certain securities held by the Institutional Fund may be sold prior to the transaction and not acquired by the Credit Opportunities Fund. It is possible that any such sales will result in a taxable distribution to shareholders of the Institutional Fund. The exact amount of such sales and whether and to what extent they will result in taxable distributions to shareholders of the Institutional Fund will be influenced by a variety of factors and cannot be determined with certainty at this time, but it is expected that no capital gains distributions will result.

• Since the cost bases of the Institutional Fund’s assets which are transferred will remain the same (other than certain assets, if any, subject to mark to market treatment under special tax rules), gains or losses on their subsequent sale by the Credit Opportunities Fund will be shared with the shareholders of the Credit Opportunities Fund. The potential shifting of tax consequences related to this has been estimated by T. Rowe Price and is expected to be minor.

• The Institutional Fund declares dividends daily and pays any taxable dividends on the first business day of each month. Any taxable dividends available for distribution prior to the Reorganization will be distributed immediately prior to the closing of the transaction.

Based on the information available at the time of this Statement, it is anticipated that at the date of the reorganization, any tax basis net realized capital losses of the Institutional Fund can be carried forward indefinitely to the Credit Opportunities Fund, although there are certain limitations under the IRC as to the amount that can be used each year by the Combined Fund to offset future tax basis net realized capital gains. In addition, based on the information available at the time of this Statement, it is anticipated that any tax basis net realized capital losses of the Credit Opportunities Fund can be carried forward indefinitely without annual limitation as to the amount that can be used to offset future tax basis net realized capital gains of the Combined Fund. As of April 30, 2018, the Institutional Fund had tax basis capital loss carry forwards of approximately $10,372,000, and, as of April 30, 2018, the Credit Opportunities Fund had tax basis capital loss carry forwards of approximately $6,423,000.

Shareholders should recognize that an opinion of counsel is not binding on the IRS or on any court. The Funds do not expect to obtain a ruling from the IRS regarding the consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the Institutional Fund, followed by the taxable liquidation of the Institutional Fund.

Other Matters

To the extent permitted by law, the Boards of the Funds may amend the Plan without shareholder approval or may waive any default by the Institutional Fund or the Credit Opportunities Fund or the failure to satisfy any of the conditions of their obligations, provided that no such amendment or waiver may be made if it would adversely affect shareholders of the Institutional Fund or the Credit Opportunities Fund. The Plan may be terminated and the

Reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the Institutional Fund by action of the Boards of the Funds. The Boards of the Funds may, at their election, terminate the Plan in the event that the Reorganization has not closed on or before July 31, 2018.

Description of Credit Opportunities Fund—I Class Shares

Full and fractional I Class shares of the Credit Opportunities Fund will be issued to shareholders of the Institutional Fund in accordance with the procedures under the Plan as previously described. Each Credit Opportunities Fund share will be fully paid and nonassessable when issued, will have no preemptive or conversion rights, and will be transferrable on its books. Ownership of I Class shares of the Credit Opportunities Fund by former shareholders of the Institutional Fund will be recorded electronically and the Credit Opportunities Fund will issue a confirmation to such shareholders relating to those shares acquired as a result of the Reorganization.

The voting rights of the Institutional Fund and the Credit Opportunities Fund are the same. As shareholders of the Credit Opportunities Fund, former shareholders of the Institutional Fund will have the same voting rights with respect to the Credit Opportunities Fund as they currently have with respect to the Institutional Fund. Neither the Institutional Fund nor the Credit Opportunities Fund routinely holds meetings of shareholders. Both the Institutional Fund and the Credit Opportunities Fund are organized as series of a Maryland corporation. To hold a shareholders’ meeting for a Maryland corporation, one-third of the corporation’s shares entitled to be voted must have been received by proxy or be present in person at the meeting.

Accounting Survivor and Performance Reporting

The Credit Opportunities Fund will be the surviving fund for accounting, tax, and performance reporting purposes. The Credit Opportunities Fund’s historical financial statements will be utilized for all financial reporting after the Reorganization and the performance of the Institutional Fund will no longer be used.

Capitalization

The following table shows the unaudited capitalization of the Institutional Fund and the Credit Opportunities Fund as of May 31, 2018, and on a pro forma basis as of that date giving effect to the proposed acquisition of fund assets. The actual net assets of the Institutional Fund and the Credit Opportunities Fund on the Valuation Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.

Fund	Net Asset (000’s)	Net Asset Value Per Share	Shares Outstanding (000’s)

Institutional Fund
Credit Opportunities Fund
Pro Forma Combined

FINANCIAL STATEMENTS

The Financial Highlights tables, which provide information about the financial history for the Institutional Fund and the I Class, is based on a single share outstanding throughout the periods shown. The table is part of each Fund’s financial statements, which are included in each Fund’s respective semi-annual report. Except for the information for the six months ended November 30, 2017, the information has been audited by each Fund’s independent registered public accounting firm, ________________________, whose report, along with each Fund’s financial highlights, is included in the Fund’s annual report, which is available upon request. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions and no payment of any applicable account or redemption fees).

Financial Highlights

Year ended May 31
Institutional Credit Opportunities Fund	4/29/14* through 5/31/14				6 Months
					Ended
		2015	2016	2017	11/30/17
Net asset value, beginning of period	$10.00	$10.03	$9.01	$7.89	$8.56
Income From Investment Operations
Net investment income[a]	0.03	0.70 [b]	0.52 [b]	0.54 [b]	0.24 [b]
Net gains or losses on securities (both realized and unrealized)	0.04	(1.05)	(1.05)	0.65	(0.05)
Total from investment operations	0.07	(0.35)	(0.53)	1.19	0.19
Less Distributions
Dividends (from net investment income)	(0.04)	(0.67)	(0.50)	(0.46)	(0.23)
Distributions (from capital gains)	—	—	(0.09)	(0.06)	—
Returns of capital	—	—	—	—	—
Total distributions	(0.04)	(0.67)	(0.59)	(0.52)	(0.23)
Net asset value, end of period	$10.03	$9.01	$7.89	$8.56	$8.52
Total return	0.71%	(3.49)%[b]	(5.69)%[b]	15.41%[b]	2.22%[b]
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,078	$25,417	$22,331	$25,244	$25,229
Ratio of net expenses to average net assets	0.65%[c]	0.66%[b]	0.67%[b]	0.66%[b]	0.67%[b,c]
Ratio of net income to average net assets	3.20%[c]	7.01%[b]	6.54%[b]	6.51%[b]	5.64%[b,c]
Portfolio turnover rate	9.6%	240.4%	105.7%	70.5%	29.0%

* Inception date.

a Per share amounts calculated using average shares outstanding method.

b Includes interest and borrowing-related expenses equal to 0.01%, 0.01%, 0.02% and 0.01% of average net assets for the six month ended November 30, 2017 and the years ended May 31, 2017, May 31, 2016, and May 31, 2015, respectively. Such expenses are paid directly by the fund in addition to the all-inclusive annual fee.

c Annualized.

Financial Highlights

Credit Opportunities Fund— I Class	11/29/16* through 5/31/17	6 Months Ended 11/30/17
Net asset value, beginning of period	$8.50	$8.69
Income From Investment Operations
Net investment income[a]	0.22[b,c]	$0.24[b,c]
Net gains or losses on securities (both realized and unrealized)	0.27	(0.05)
Total from investment operations	0.49	$0.19
Less Distributions
Dividends (from net investment income)	(0.22)	(0.23)
Distributions (from capital gains)	(0.08)	—
Returns of capital	—	—
Total distributions	(0.30)	(0.23)
Net asset value, end of period	$8.69	$8.65
Total return	5.82%[b,c]	2.17%[b,c]
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$256	$255
Ratio of net expenses to average net assets	0.70%[b,c,d]	0.71%[b,c,d]
Ratio of net income to average net assets	5.97%[b,c,d]	5.53%[b,c,d]
Portfolio turnover rate	62.7%	27.1%

* Inception date.

a Per share amounts calculated using average shares outstanding method.

b Excludes expenses in excess of a 0.05% contractual operating expense limitation in effect through September 30, 2019.

c Includes interest and borrowing-related expenses equal to 0.02% and 0.01% of average net assets for the six months ended November 30, 2017 and the period ended May 31, 2017, respectively.

d Annualized.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

The investment objectives, policies, and restrictions of the Funds are described in greater detail in their respective prospectuses.

What are the Funds’ investment objectives and policies?

Both Funds seek a combination of long-term capital appreciation and high income.

In seeking to achieve their respective investment objectives, the Funds are guided by identical investment policies and restrictions. Unless otherwise specified, the investment policies and restrictions of the Credit Opportunities Fund and the Institutional Fund described below may be changed without shareholder approval.

The following describes both Funds’ principal investment strategies:

Under normal conditions, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in credit instruments and derivative instruments that are linked to, or provide investment exposure to, credit instruments. The fund defines credit instruments broadly to include any debt instrument or instrument with debt-like characteristics. The fund’s investments in credit instruments typically include corporate and sovereign bonds, bank loans, convertible securities and preferred stocks, and securitized instruments, which are vehicles backed by pools of assets such as mortgages, loans, or other receivables.

The fund may invest without limit in bonds that are rated below investment grade (below BBB, or an equivalent rating) or are not rated by established credit rating agencies (commonly referred to as “high yield” bonds or “junk” bonds), as well as bank loans and other instruments that are rated below investment grade or are not rated by established credit rating agencies. Such investments should be considered speculative and may include distressed and defaulted securities. The fund may invest in bonds and other instruments of any maturity and does not attempt to maintain any particular weighted average maturity or duration.

High yield bonds tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers often include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the fund may be senior or subordinate obligations of the borrower, and may or may not be secured by collateral. The fund may acquire bank loans directly from a lender or through the agent, as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof. The fund may invest up to 50% of its net assets in bank loans.

The fund may invest in securities issued by both U.S. and non-U.S. issuers, including emerging markets (and frontier markets) issuers, and up to 50% of the fund’s net assets may be invested in non-U.S. dollar-denominated holdings. The fund may invest up to 20% of its net assets in securitized instruments, which may include residential and commercial mortgage-backed securities, collateralized loan obligations, asset-backed securities, and other instruments backed by pools of assets. The fund may also invest up to 10% of its net assets in equity securities, including common and preferred stocks, and securities that are convertible into common stocks or other equity securities.

In addition, the fund may use credit default swaps and options in keeping with the fund’s objectives. Credit default swaps and options would primarily be used to gain exposure to a particular issuer or security, although credit default swaps may also be used to protect the fund against an expected credit event.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality, to shift assets into and out of higher-yielding instruments, or to reduce its exposure to certain instruments.

What are the main risks of investing in these two Funds?

The principal risks of the Funds are identical. Both Funds are exposed to various risks of bond and bank loan investing, as described below. Any of the following could cause a decline in the price or income of either Fund.

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other Funds with a similar benchmark or similar objectives and investment strategies.

Fixed income markets risks Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Bank loan risks To the extent the Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt instruments. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the Fund may not receive its proceeds in a timely manner and that the Fund may incur unexpected losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Senior loans risks Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

Impairment of collateral risks The value of collateral securing a floating rate loan could decline, be insufficient to satisfy the loan obligation, or be difficult to liquidate. The Fund’s access to the collateral could be limited by bankruptcy or by the type of loan it purchases. As a result, a collateralized senior loan may not be fully collateralized and can decline significantly in value.

Credit risks A loan borrower or issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default, inability to meet a financial obligation, or the rating downgrade of a Fund holding. The Fund’s overall credit risk is increased to the extent it invests in loans not secured by collateral or if it purchases a participation interest in a loan.

Junk investing risks Because a significant portion of the Fund’s investments may be rated below investment grade, the Fund is exposed to greater volatility than if it invested mainly in investment-grade bonds and loans. High yield bond and loan issuers are usually not as strong financially as investment-grade bond issuers and, therefore, are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities and loans involving such companies carry a higher risk of default and should be considered speculative. The overall credit quality of securitized instruments depends primarily on the quality of the pools’ underlying loans or other assets.

Any investments in distressed or defaulted securities subject the Fund to even greater credit risk than investments in other below investment-grade bonds. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may be considered illiquid. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of cash payments or no recovery at all. In addition, recovery could involve an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative and be valued by the Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Fund to liability as a lender.

Interest rate risks Prices of, and the income generated by, debt instruments held by the Fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, securities with longer maturities or durations, and Funds with longer weighted average maturities or durations, carry greater interest rate risk. The Fund may face a heightened level of interest rate risk due to historically low interest rates and the potential effect of any government fiscal policy initiatives; for example, the U.S. Federal Reserve Board has ended its quantitative easing program and may continue to raise interest rates. The Fund’s bank loan investments typically have interest rates that reset periodically. The impact of interest rate changes on bank loans and other floating rate investments is typically mitigated by the periodic interest rate reset of the investments. While investments with longer maturities or durations typically offer higher yields, they tend to be more volatile and sensitive to changes in interest rates than investments with shorter maturities or durations. In a declining interest rate environment, prepayments of loans may increase, which could cause the Fund to reinvest the prepayment proceeds at lower yields.

Prepayment and extension risks The Fund is subject to prepayment risks because the principal on mortgage-backed securities, or other assets that underlie securitized instruments, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Liquidity risks The Fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price. Floating rate loans may not have an active trading market and often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price.

Convertible securities and preferred stock risks Stocks generally fluctuate in value more than bonds and tend to move in cycles, with periods of rising and falling prices. The value of a stock may decline due to general weakness in the stock market or because of factors that affect a particular company or industry. Investments in convertible securities and preferred stocks subject the Fund to market risk, credit and interest rate risk, and other risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. A convertible security may be called back by the issuer prior to maturity at a price that is disadvantageous to the Fund. In addition, convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred stock holders would be paid after corporate bondholders, but before common stockholders, in the event a company fails.

Foreign investing risks Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Emerging markets risks The risks of foreign investing are heightened for securities of issuers in emerging market, including frontier market, countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

Currency risks Because the Fund may invest in securities issued in foreign currencies, the Fund could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar.

Derivatives risks The Fund uses credit default swaps and options and is therefore exposed to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can be illiquid and difficult to value, and may not properly correlate to the underlying securities or index. In addition, derivative instruments not traded on an exchange are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. Credit default swaps involve the risk that the creditworthiness of an issuer or likelihood of a credit event will not be accurately predicted, which could significantly harm the Fund’s performance. Options expose the Fund to the risk that the underlying security may not move in the direction anticipated by the portfolio manager, requiring the Fund to buy or sell the security at a price that is disadvantageous to the Fund. However, the losses associated with the purchase of a call option are limited to the premium paid up front for the option. Changes in regulations could significantly impact the Fund’s ability to invest in specific types of derivatives, which could limit the Fund’s ability to employ certain strategies that use derivatives.

As with any mutual fund, there is no guarantee that each Fund will achieve its objective.

ADDITIONAL INFORMATION ABOUT THE FUNDS

How has each Fund performed?

The following performance information provides some indication of the risks of investing in the Funds. The Funds’ performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar charts illustrate how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the Institutional Fund and the Credit Opportunities Fund—I Class, respectively. Returns for other share classes of the Credit Opportunities Fund vary since they have different expenses.

The following tables show the average annual total returns for the Institutional Fund and the Credit Opportunities Fund—I Class. Each table and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the Fund.

In addition, the tables show hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the I Class and will differ for other share classes.

Average Annual Total Returns
Periods ended December 31, 2017	1 Year	Since Inception	Inception Date

Institutional Credit Opportunities Fund			04/29/2014
Returns before taxes	7.33%	2.30%
Returns after taxes on distributions	4.85%	-0.59%
Returns after taxes on distributions and sale of fund shares	4.13%	0.38%

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deduction for fees, expenses, or taxes)
	7.50%	4.86%
Lipper High Yield Funds Average
	6.58%	3.55%

Credit Opportunities Fund—I Class			11/29/2016
Returns before taxes	7.00%	8.02%
Returns after taxes on distributions	4.65%	5.25%
Returns after taxes on distributions and sale of fund shares	3.94%	4.84%

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deduction for fees, expenses, or taxes)
	7.50%	8.84%
Lipper High Yield Funds Average
	6.58%	7.78%

Who are the principal holders of each Fund’s shares?

The following table, “Principal Holders of Fund Shares,” provides the shareholders of record that owned more than 5% of each Fund’s/class’s outstanding shares as of May 31, 2018.

Principal Holders of Fund Shares
Fund	Shareholder	# of Shares	%
Institutional Fund
Credit Opportunities Fund—I Class

(a) The indicated percentage of the outstanding shares of this fund are owned by another T. Rowe Price fund and held in the nominee name indicated. Shares of the fund are “echo-voted” by the T. Rowe Price Fund that owns the shares in the same proportion that the shares of the Fund are voted by other shareholders.

As of May 31, 2018, the executive officers and directors of the Credit Opportunities Fund, as a group, beneficially owned, directly or indirectly, XX% of its outstanding shares, and the executive officers and directors of the Institutional Fund, as a group, beneficially owned, directly or indirectly, less than 1% of its outstanding shares.

Who are each Fund’s transfer agent and custodians?

T. Rowe Price Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as the transfer agent and dividend disbursing agent for the Funds. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London, Woolgate House, Coleman Street, London, EC2P 2HD, England, are the custodians for the Funds.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed upon by Willkie Farr & Gallagher LLP, counsel to the Credit Opportunities Fund and Institutional Fund, and certain legal matters concerning the issuance of shares of the Credit Opportunities Fund will be passed upon by counsel to T. Rowe Price Associates, Inc., which serves as sponsor and investment adviser of the Credit Opportunities Fund and Institutional Fund.

Exhibit A

Form of AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made this XX day of XXXX, 2018, by and between (i) T. Rowe Price Institutional Income Funds, Inc., a corporation organized and existing under the laws of Maryland on behalf of its series, T. Rowe Price Institutional Credit Opportunities Fund (“Acquired Fund”), and (ii) T. Rowe Price Credit Opportunities Fund, Inc., a corporation organized and existing under the laws of Maryland on behalf of its series, T. Rowe Price Credit Opportunities Fund(“Acquiring Fund”) and each of the Acquiring Fund’s classes, T. Rowe Price Credit Opportunities Fund, T. Rowe Price Credit Opportunities Fund—Advisor Class, and T. Rowe Price Credit Opportunities Fund—I Class. All references in this Agreement to the Acquiring Fund and the Acquired Fund are, as applicable, to the T. Rowe Price Credit Opportunities Fund (including each of its classes) and the T. Rowe Price Institutional Credit Opportunities Fund, respectively, as if this Agreement were executed solely by each such fund.

W I T N E S S E T H:

 The Acquiring Fund and the Acquired Fund are each registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. The Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest. The Acquiring Fund and the Acquired Fund have agreed to combine through the transfer of substantially all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange solely for shares of the T. Rowe Price Credit Opportunities Fund—I Class (par value $0.0001 per share) of the Acquiring Fund (“Acquiring Fund Shares”) and the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. The Acquiring Fund wishes to enter into a definitive agreement setting forth the terms and conditions of the foregoing transactions as a “plan of reorganization” and “liquidation” within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”).

 NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Assets and Liabilities to be Transferred

A. Reorganization. Prior to the close of regular trading on the New York Stock Exchange (“Exchange”) on the Closing Date (as hereinafter defined), all the assets and liabilities of the Acquired Fund, net of appropriate reserves, and those assets and liabilities described in paragraph 1.C. below, shall be delivered as provided in paragraph 2.C. to State Street Bank Corporation, custodian of the Acquiring Fund’s assets (“Custodian”), or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London (“Foreign Custodian”), if applicable, in exchange for and against delivery by the Acquiring Fund to the Acquired Fund on the Closing Date of a number of Acquiring Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 1.B. below. Notwithstanding the foregoing, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets of the Acquired Fund and at least 70% of the fair market value of the gross assets of the Acquired Fund as described on the “Valuation Date” (hereinafter defined).

B. Valuation. The net asset value of shares of the Acquiring Fund and the value of the assets of the Acquired Fund to be transferred shall, in each case, be computed as of the close of regular trading on the Exchange on the Valuation Date (as hereinafter defined). The net asset value of the Acquiring Fund Shares shall be computed in the manner set forth in the Acquiring Fund’s current prospectus and statement of additional information under the Securities Act of 1933 (“1933 Act”) and the 1940 Act. The value of the assets of the Acquired Fund to be transferred shall be computed by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund’s current prospectus and statement of additional information under the 1933 Act and the 1940 Act, subject to review and approval by the Acquired Fund and to such adjustments, if any, agreed to by the parties.

C. Excludable Assets and Liabilities. The property and assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, copies of all books and records belonging to the Acquired Fund (including all books and records required to be maintained under the 1940 Act), any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than the Acquired Fund’s rights under this Agreement on the Valuation Date as defined in paragraph 2.B, excluding the estimated costs of extinguishing any Excluded Liability (as defined below) and cash in an amount necessary to pay any dividends pursuant to sub-paragraph 10.E (collectively, “Assets”). The Assets of the Acquired Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on the Statement of Assets and Liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period, except for the Acquired Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, “Liabilities”). If prior to the Closing Date, the Acquiring Fund identifies a Liability that the Acquiring Fund and the Acquired Fund mutually agree should not be assumed by the Acquiring Fund, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquired Fund and the Acquiring Fund at the Closing (the “Excluded Liabilities”).

2. Definitions

A. Closing and Closing Date. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the “Closing”) shall be conducted at the offices of the Acquiring Fund in Baltimore, Maryland, beginning at 8:00 a.m., eastern time, on June 26, 2018, or at such other place or on such later business day as may be agreed upon by the parties. In the event that on the Valuation Date (i) the Exchange is closed or trading thereon is restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the Acquired Fund assets or the net asset value of the Acquiring Fund Shares is impractical, the Closing shall be postponed until the first business day after the first business day when trading on the Exchange or elsewhere shall have been fully resumed and reporting thereon shall have been restored, or such other business day as soon thereafter as may be agreed upon by the parties. The date on which the Closing actually occurs is herein referred to as the “Closing Date.”

B. Valuation Date. The business day next preceding the Closing Date shall be the “Valuation Date.” The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date. The Acquired Fund shall only accept redemption requests received by it in proper form prior to the close of regular trading on the Exchange on the Valuation Date. Redemption requests received thereafter shall be deemed to be redemption requests for Acquiring Fund shares to be distributed to Acquired Fund shareholders pursuant to the Plan (assuming that the transactions contemplated by this Agreement have been consummated).

C. Delivery. Portfolio securities shall be delivered by the Acquired Fund to the Custodian or the Foreign Custodian, to be held until the Closing for the account of the Acquired Fund, no later than three (3) business days preceding the Closing (“Delivery Date”), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash of the Acquired Fund shall be delivered by the Acquired Fund on the Closing Date and shall be in the form of currency or wire transfer in federal funds, payable to the order of the Custodian or the Foreign Custodian. A confirmation for the Acquiring Fund Shares, credited to the account of the Acquired Fund and registered in the name of the Acquired Fund, shall be delivered by the Acquiring Fund to the Acquired Fund at the Closing.

3. Failure to Deliver Securities. If, on the Delivery Date, the Acquired Fund is unable to make delivery under paragraph 2.C. to the Custodian or the Foreign Custodian of any of the portfolio securities of the Acquired Fund, the Acquiring Fund may waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if the Acquired Fund has delivered to the Custodian or the Foreign Custodian by or on the Delivery Date and, with respect to said undelivered securities, such documents in the form of executed copies of an agreement of assignment and escrow agreement and due bills and the like as may be required by the Acquiring Fund or the Custodian or the Foreign Custodian, including brokers’ confirmation slips.

4. Post-Closing Distribution and Liquidation of the Acquired Fund. As soon as practicable after the Closing, the Acquired Fund shall distribute all of the remaining assets thereof to the shareholders of the Acquired Fund. At, or as soon as may be practicable following the Closing Date, the Acquired Fund shall for federal income tax purposes be liquidated and distribute the Acquiring Fund Shares received hereunder by instructing the Acquiring Fund that the pro-rata interest (in full and fractional Acquiring Fund Shares) of each of the holders of record of shares of the Acquired Fund as of the close of business on the Valuation Date as certified by the Acquired Fund’s transfer agent (“Acquired Fund Record Holders”) be registered on the books of the T. Rowe Price Credit Opportunities Fund—I Class in the names of each of the Acquired Fund Record Holders. The Acquiring Fund agrees to comply promptly with said instruction. All issued and outstanding shares of the Acquired Fund shall thereupon be cancelled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety, or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper, and correct. The Acquiring Fund shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Record Holders. No redemption or repurchase of any Acquiring Fund Shares credited to Acquired Fund Record Holders in respect of the Acquired Fund Shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to the Custodian for cancellation. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the name of the Acquired Fund Record Holder on the books of the Acquiring Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. Acquired Fund Securities. The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s portfolio investments as of the date of execution of this Agreement. The Acquired Fund may sell any of these investments and will confer with the Acquiring Fund with respect to investments for the Acquired Fund. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund’s investment objectives, policies, and restrictions and a list of the investments, if any, on the list referred to in the first sentence of this paragraph 5 that do not conform to such objectives, policies, and restrictions. In the event that the Acquired Fund holds any investments that the Acquiring Fund may not hold, the Acquired Fund will, consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of such investments prior to the Closing Date, provided, however, that in no event will the Acquired Fund be required to dispose of assets to an extent which would cause less than 50% of the historical business assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement or to take any action that is inconsistent with paragraph 8.M. below. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain any investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Acquired Fund will, if requested by the Acquiring Fund, in a manner consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of an amount of such investments sufficient to avoid violating such limitations as of the Closing Date. On the Delivery Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the securities then owned by the Acquired Fund (“Securities List”), which shall be prepared in accordance with the requirements of the Code and the regulations promulgated thereunder for specific identification tax lot accounting and which shall clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security transferred to the Acquiring Fund. The records from which the Securities List will be prepared shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Acquiring Fund’s treasurer or his designee or the auditors of the Acquiring Fund upon reasonable request.

6. Liabilities and Expenses. Neither the Acquiring Fund nor the Acquired Fund shall be responsible for any expenses (other than brokerage, taxes, and any extraordinary items) in connection with the carrying-out of this Agreement.

7. Legal Opinions.

A. Opinion of Acquired Fund Counsel. At the Closing, the Acquired Fund shall furnish the Acquiring Fund with such written opinions (including opinions as to certain federal income tax matters) of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquiring Fund.

B. Opinion of Acquiring Fund Counsel. At the Closing, the Acquiring Fund shall furnish the Acquired Fund with a written opinion of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquired Fund.

8. Acquired Fund Representations, Warranties, and Covenants. The Acquired Fund hereby represents and warrants to the Acquiring Fund, and covenants and agrees with the Acquiring Fund:

A. that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquired Fund as of May 31, 2017, and for the year then ended heretofore delivered to the Acquiring Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquired Fund as of said date and for the period covered thereby;

B. that the Acquired Fund will furnish to the Acquiring Fund an unaudited statement of assets and liabilities, including the schedule of portfolio investments (or a statement of net assets in lieu of a statement of assets and liabilities and a schedule of portfolio investments), and the related statement of operations and statement of changes in net assets of the Acquired Fund for the period commencing on the date following the date specified in paragraph 8.A. above and ending on November 30, 2017. These financial statements will be prepared in accordance with generally accepted accounting principles and will reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, will present fairly the financial position and results of operations of the Acquired Fund as of the dates of such statements and for the periods covered thereby;

C. that there are no legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, overtly threatened against the Acquired Fund which would individually or in the aggregate materially affect the financial condition of the Acquired Fund or the Acquiring Fund’s ability to consummate the transactions contemplated hereby;

D. that the execution and delivery of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on April 25, 2018, and that the Acquired Fund will take all steps necessary duly to obtain approval of the shareholders of the Acquired Fund via written consent as soon as practicable and in accordance with applicable Maryland, and federal law, for the purpose of approving this Agreement and the transactions contemplated herein and for such other purposes as may be necessary and desirable;

E. that from the date of this Agreement through the Closing Date, there shall not have been:

(1) any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund (other than changes in the ordinary course of its business or relating to the transactions contemplated by this Agreement, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had a material adverse effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquired Fund referred to in paragraphs 8.A. and 8.B. above;

(2) any loss (whether or not covered by insurance) suffered by the Acquired Fund materially and adversely affecting the assets of the Acquired Fund, other than depreciation of securities;

(3) issued any option to purchase or other right to acquire stock of the Acquired Fund of any class granted by the Acquired Fund to any person (excluding sales in the ordinary course and a dividend reinvestment program);

(4) any indebtedness incurred by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund, except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

(5) any amendment to the Articles of Incorporation or By-Laws of the Acquired Fund except to effectuate the transactions contemplated hereunder or otherwise as disclosed in writing to the Acquiring Fund; or

(6) any grant or imposition of any lien, claim, charge, or encumbrance upon any asset of the Acquired Fund except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

F. that there are no material contracts outstanding to which the Acquired Fund is bound other than as disclosed to the Acquiring Fund;

G. that the Acquired Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return other than with respect to all such matters which are not material individually or in the aggregate;

H. that, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Acquired Fund for federal income tax purposes;

I. that on the Closing Date the Acquired Fund will have good and marketable title to the assets of the Acquired Fund to be conveyed hereunder, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities whatsoever, and full right, power, and authority to sell, assign, transfer, and deliver such assets and shall deliver such assets to the Acquiring Fund as set forth in paragraph 1.A. hereof. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities, except as to adverse claims of which the Acquiring Fund has notice at or prior to the time of delivery. Except as set forth on the Securities List, none of the securities comprising the assets of the Acquired

Fund will be “restricted securities” under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (“Commission”) thereunder;

J. that the Information Statement/Prospectus (hereinafter defined) at the time of delivery by the Acquired Fund to all shareholders of record on June 1, 2018, to notify shareholders of this transaction, on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, will conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquiring Fund to the Acquired Fund;

K. that the Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound and that this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

L. that the Acquired Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code; and

M. that the Acquired Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end company.

9. Acquiring Fund Representations, Warranties, and Covenants. The Acquiring Fund hereby represents and warrants to the Acquired Fund, and covenants and agrees with the Acquired Fund:

A. that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquiring Fund as of May 31,

2017, and for the year then ended heretofore delivered to the Acquired Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquiring Fund as of said date and for the period covered thereby;

B. that there are no legal, administrative, or other proceedings pending or, to its knowledge, overtly threatened against the Acquiring Fund which would individually or in the aggregate materially affect the financial condition of the Acquiring Fund’s ability to consummate the transactions contemplated hereby;

C. that the execution and delivery of this Agreement by the Acquiring Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquiring Fund by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on April 25, 2018, and that approval by the Acquiring Fund’s shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland and federal law;

D. that from the date of this Agreement through the Closing Date, there shall not have been any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had an adverse material effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquiring Fund referred to in paragraph 9.A. and 9.B. above;

E. that the Acquiring Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end diversified company;

F. that the shares of the Acquiring Fund to be issued pursuant to paragraph 1.A. will be duly registered under the 1933 Act by the Registration Statement (hereinafter defined) in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

G. that the Acquiring Fund Shares are duly authorized and validly issued and are fully paid, nonassessable, and free of any preemptive rights and conform in all material respects to the description thereof contained in the Information Statement/Prospectus as in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

H. that the Acquiring Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of the Acquiring Fund’s Master Trust Agreement or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, and that this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

I. that the Acquiring Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code;

J. that the Acquiring Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state, and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return, other than with respect to all such matters those which are not material individually or in the aggregate;

K. that the Information Statement/Prospectus at the time of delivery by the Acquired Fund to its shareholders to inform shareholders of this transaction, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, and the Registration Statement on the effective date thereof, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquired Fund to the Acquiring Fund; and

L. the current prospectus and statement of additional information of the Acquiring Fund (copies of which are available) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10. Certain Conditions.

 Unless waived by the parties in writing in their sole discretion, all obligations of the parties hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

A. Registration Statement and Information Statement/Prospectus. The Acquiring Fund will file a registration statement on Form N-14 with the Commission under the 1933 Act in order to register the Acquiring Fund Shares to be issued hereunder. Such registration statement in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such registration statement as amended, is referred to herein as the “Registration Statement.” The Acquired Fund will file a preliminary information statement with the Commission under the 1940 Act and the 1933 Act, relating to this Agreement and the transactions herein contemplated, in the form of a combined information statement and prospectus and related statement of additional information included in the Registration Statement. The combined information statement and prospectus and related statement of additional information that is first filed pursuant to Rule 497(b) under the 1933 Act is referred to herein as the “Information Statement/Prospectus.” The Acquiring Fund and the Acquired Fund each will exert reasonable efforts to cause the Registration Statement to become effective under the 1933 Act as soon as practical and agree to cooperate in such efforts. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Information Statement/Prospectus to be delivered to the shareholders of the Acquired Fund entitled to vote on the transactions contemplated by this Agreement at least 20 days prior to obtaining shareholder written consent.

B. Shareholder Consent. The obligations of the Acquired Fund under this Agreement shall be subject to the approval by (via written consent) shareholders of the Acquired Fund duly approving the execution and delivery of this Agreement and the transactions contemplated herein.

C. Pending or Threatened Proceedings. On the Closing Date, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

D. Appropriate Articles. The Acquired Fund shall execute and cause to be filed with the Maryland State Department of Assessments and Taxation, such articles of transfer, articles supplementary or other documents, as necessary to eliminate designation of the Acquired Fund, as appropriate.

E. Declaration of Dividend. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders all of the investment company taxable income and realized capital gain for all taxable periods of the Acquired Fund which are required to be distributed to avoid federal income or excise tax applicable to regulated investment companies.

F. State Securities Laws. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

G. Performance of Covenants. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Date and the Closing Date.

H. Representations and Warranties. The representations and warranties of each party set forth in this Agreement will be true and correct on the Closing Date, and each party shall deliver to the other a certificate of a duly authorized officer of such party to that effect.

11. Notices. All notices, requests, instructions, and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

 If to the Acquiring Fund or Acquired Fund:

 David Oestreicher, Esquire
 T. Rowe Price Associates, Inc.
 100 East Pratt Street
 Baltimore, Maryland 21202
 Fax Number (410) 345-6575

 with a copy to:

 Margery K. Neale, Esquire
 Willkie Farr & Gallagher LLP
 787 Seventh Avenue
 New York, New York 10019
 Fax Number (212) 728-9138

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

12. Termination and Postponement.

A. This Agreement may be terminated or postponed by the Acquiring Fund or the Acquired Fund at any time, before or after approval by the shareholders of the Acquired Fund, upon the giving of written notice to the other, if the conditions specified in paragraphs 8., 9., and 10. have not been performed or do not exist on or before July 31, 2018 or to the extent permitted by law.

B. In the event of termination of this Agreement pursuant to paragraph 12.A. of this Agreement, neither party (nor its officers, or directors) shall have any liability to the other.

13. Exhibits. All Exhibits shall be considered as part of this Agreement.

14. Miscellaneous. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland. The Acquired Fund and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Acquired Fund and the Acquiring Fund agree that no party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three years thereafter. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders.

15. Amendments. The Acquired Fund and the Acquiring Fund by mutual consent of their Boards of Directors or authorized committees or officers may amend this Agreement in such manner as may be agreed upon; provided, however, that after the requisite approval of the shareholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner which would materially and adversely affect the rights of such shareholders without their further approval.

16. Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17. Liability.

A. The Acquired Fund and the Acquiring Fund acknowledge and agree that all obligations of the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Acquired Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

B. The Acquiring Fund and the Acquired Fund acknowledge and agree that all obligations of the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

WITNESS:	T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC. on behalf of the T. Rowe Price Credit Opportunities Fund
__________________________ Katie Reilly	By______________________(SEAL) Darrell N. Braman Title: Vice President and Secretary

WITNESS:	T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC. on behalf of the T. Rowe Price Institutional Credit Opportunities Fund
__________________________ Ginny Connolly	By_____________________(SEAL) David Oestreicher Title: Vice President

T. ROWE PRICE CREDIT OPPORTUNITIES FUND

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

June 4, 2018

This Statement of Additional Information (“SAI”) relates to the proposed reorganization (“Reorganization”) of the T. Rowe Price Institutional Credit Opportunities Fund (“Institutional Fund”), a series of T. Rowe Price Institutional Income Funds, Inc., into the T. Rowe Price Credit Opportunities Fund (“Credit Opportunities Fund”) (each a “Fund” and together the “Funds:”).

This SAI sets forth information that may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Information Statement and Prospectus, dated June 4, 2018, of the Funds. As described in the Combined Information Statement and Prospectus, the Reorganization would involve the transfer of substantially all the assets of the Institutional Fund in exchange for I Class shares of the Credit Opportunities Fund. The Institutional Fund would distribute the I Class shares of the Credit Opportunities Fund it receives to its shareholders in complete liquidation of the Institutional Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Information Statement and Prospectus. This SAI and the Combined Information Statement and Prospectus have been filed with the Securities and Exchange Commission. Copies of the Combined Information Statement and Prospectus are available upon request and without charge by writing to the Credit Opportunities Fund at 100 East Pratt Street, Baltimore, Maryland 21202, or by calling 1-800-541-5910.

The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the prospectuses and Statement of Additional Information of the Institutional Fund and Credit Opportunities Fund, other material incorporated by reference and other information regarding the Institutional Fund and Credit Opportunities Fund.

TABLE OF CONTENTS

I.	Additional Information About the Institutional Fund and the Credit Opportunities Fund	51
II.	Documents Incorporated by Reference	51
III.	Pro Forma Financial Information	51

I. ADDITIONAL INFORMATION ABOUT THE
INSTITUTIONAL FUND AND THE CREDIT OPPORTUNITIES FUND

FOR THE INSTITUTIONAL FUND: The Statement of Additional Information for the Institutional Fund, dated May 1, 2018, as filed with the Securities and Exchange Commission on May 1, 2018, is incorporated by reference.

FOR THE CREDIT OPPORTUNITIES FUND: The Statement of Additional Information for the Credit Opportunities Fund, dated May 1, 2018, as filed with the Securities and Exchange Commission on May 1, 2018, is incorporated by reference.

The Statement of Additional Information for the Acquired Fund and Acquiring Fund is available without charge through troweprice.com or by calling 1-800-541-5910.

II. DOCUMENTS INCORPORATED BY REFERENCE

This SAI incorporates by reference (i) the financial statements and report of the independent registered public accounting firm for the Institutional Fund as contained in its Annual Report for the year ended May 31, 2017, as filed with the Securities and Exchange Commission on July 21, 2017, and the unaudited financial statements for the Institutional Fund as contained in its Semiannual Report for the period ended November 30, 2017, as filed with the Securities and Exchange Commission on January 24, 2018; and (ii) the financial statements and report of the independent registered public accounting firm for the Credit Opportunities Fund as contained in its Annual Report for the year ended May 31, 2017, as filed with the Securities and Exchange Commission on July 21, 2017, and the unaudited financial statements for the Credit Opportunities Fund as contained in its Semiannual Report for the period ended November 30, 2017, as filed with the Securities and Exchange Commission on January 24, 2018. Each of these reports contains historical financial information regarding the funds and is available without charge at troweprice.com or by calling 1-800-541-5910.

____________________________, located at 100 East Pratt Street, 26th Floor, Baltimore, MD 21202, is the Independent Registered Public Accounting Firm to the Institutional Fund and the Credit Opportunities Fund, providing audit and tax return review of various Securities and Exchange Commission filings.

III. PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information set forth below as of November 30, 2017, for the six months ended November 30, 2017, and for the year ended May 31, 2017 is intended to present financial information as if the acquisition of T. Rowe Price Institutional Credit Opportunities Fund (the “Acquired Fund”) by T. Rowe Price Credit Opportunities Fund (the “Acquiring Fund”)

had been consummated at June 1, 2016. The resulting fund is referred to herein as the “Combined Fund.” The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund, which are available in each fund’s respective annual and semi-annual shareholder reports.

Note 1 – Reorganization

The Reorganization would be accomplished by the transfer all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for I Class shares of the Acquiring Fund and the distribution of such shares to the shareholders of the Acquired Fund, in complete liquidation of the Acquired Fund followed by the termination of the Acquired Fund.

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or their respective shareholders as a direct result of the Reorganization. In accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), for financial reporting purposes, the historical cost basis of the investments received from the Acquired Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

As of November 30, 2017, the net assets of: (i) the Acquired Fund were approximately $25,229,000 and (ii) the Acquiring Fund were approximately $46,878,000. The net assets of the Combined Fund as of November 30, 2017 would have been approximately $72,107,000.

Note 2 – Accounting Policies

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 3 – Pro Forma Expense Adjustments

The table below reflects adjustments to expenses made to the Combined Fund financial information for the six months ended November 30, 2017, and for the year ended May 31, 2017 as if the Reorganization had been in effect on June 1, 2016 using the fees and expenses information of the Acquiring Fund shown in the Proxy Statement/Prospectus and the actual fees and expenses of the Acquired Fund. The pro forma information has been prepared in accordance with U.S. GAAP which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

Fee and Expense Increase/(Decrease)
($000s)	Six Months Ended November 30, 2017	Year Ended May 31, 2017
Investment management and administrative expense (1)	$(84)	$(155)
Investment management fees (1)	81	153
Prospectus and shareholder reporting (2)	6	12
Registration (2)	6	3
Other Expenses (2)	3	3
Reimbursement (3)	(9)	(12)
Total Pro Forma Net Expense Adjustment	$0	4

(1) Reflects the impact of excluding the all-inclusive investment management and administrative fee of the Acquired Fund and applying the Acquiring Fund’s investment management fee rate to the Combined Fund’s average net assets.

(2) Reflects the impact of expenses which were included within the all-inclusive investment management and administrative fee of the Acquired Fund.

(3) Reflects additional amounts which would be waived or reimbursed due to the change in the Acquiring Fund’s I Class operating expense limitation from 0.05% to 0.01%, which was effective December 1, 2017, had it been in effect as of June 1, 2016. This change was approved by the Acquiring Fund’s Board of Directors in contemplation of the future Reorganization and is expected to have a continuing impact on the Combined Fund.

Note 4 – Reorganization Costs

T. Rowe Price Associates, Inc. (“T. Rowe Price”), the investment adviser to the Acquired Fund and Acquiring Fund, estimates that expenses for the Reorganization will be approximately $6,000. These costs represent management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganization. T. Rowe Price or its affiliates will pay the direct costs of the Reorganization.

Note 5 – Capital Loss Carryforwards

As of May 31, 2017, the Acquired Fund has $10,656,000 in capital loss carryforwards with no expiration and the Acquiring Fund had unused capital loss carryforwards of $6,832,000. The reorganization is not expected to impact the use of the Acquired Fund’s capital loss carryforwards. The capital loss carryforwards may change significantly between now and the Closing Date. Further, the ability to use these losses (even in the absence of the Reorganization) depends on certain factors such as the future realization of capital gains or losses. Additionally, the amount of capital losses that can be carried forward and used in any single year may be limited if a fund experiences an “ownership change” within the meaning of Section 382 of the Internal Revenue Code.

PART C

OTHER INFORMATION

Item 15. Indemnification

The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. (“Manager”), and its subsidiaries and affiliates and all other investment companies in the T. Rowe Price family of mutual funds as listed in Item 31 of the Registrant’s Registration Statement filed as Amendment No. 24 dated February 27, 2013. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

General. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article X, Section 10.01 of the Registrant’s By-Laws provides as follows:

Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys’ fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation’s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”).

Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

 (i) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a) the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

 (i) a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Section 10.02. Insurance of Officers, Directors, Employees, and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a) Articles of Incorporation of Registrant, dated January 14, 2014 (electronically filed with initial registration statement dated February 25, 2014)

(1)(b) Articles Supplementary of Registrant on behalf of T. Rowe Price Credit Opportunities Fund—I Class dated October 17, 2016 (electronically filed with Amendment No. 9 to the Registrant’s registration statement filed on form N-1A dated November 28, 2016)

(2) By-Laws of Registrant (electronically filed with initial registration statement dated February 25, 2014)

(3) Inapplicable

(4) Inapplicable

(5) Agreement and Plan of Reorganization is attached as Exhibit A to this Combined Information Statement and Prospectus and is incorporated herein by reference to Exhibit (4) of the Registrant’s Registration Statement on Form N-14 dated June XX, 2018

(6) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc. dated February 4, 2014 (electronically filed with Amendment No. 1 to the Registrant’s registration statement filed on form N-1A dated April 23, 2014)

(7)(a) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. dated February 4, 2014 (electronically filed with Amendment No. 1 to the Registrant’s registration statement filed on form N-1A dated April 23, 2014)

(7)(b) Amendment to Underwriting Agreements between Each T. Rowe Price Fund listed on Schedule A and T. Rowe Price Investment Services, Inc., dated February 6, 2017 (electronically filed with Amendment No. 11 to the Registrant’s registration statement filed on form N-1A dated September 27, 2017)

(8) Inapplicable

(9)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, June 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2010, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, and February 5, 2018

(9)(b) Global Custody Agreement between JPMorgan Chase Bank and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003, October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, October 1, 2009, October 20, 2009, December 16, 2009, February 10, 2010, April 29, 2010, July 21, 2010, February 3, 2011, April 21, 2011, July 29, 2011, October 17, 2011, February 8, 2012, April 24, 2012, February 5, 2013, March 5, 2013, July 24, 2013, December 10, 2013, February 4, 2014, July 17, 2014, December 22, 2014, July 31, 2015, February 26, 2016, April 21, 2016, July 15, 2016, July 26, 2016, May 1, 2017, July 28, 2017, September 25, 2017, October 13, 2017, December 15, 2017, February 1, 2018, and May 1, 2018

(10)(a) Rule 12b-1 Plan for the T. Rowe Price Credit Opportunities Fund—Advisor Class dated April 29, 2014 (electronically filed with initial registration statement dated February 25, 2014)

(10)(b) Rule 18f-3 Plan for the T. Rowe Price Credit Opportunities Fund—Advisor Class dated April 29, 2014 (electronically filed with initial registration statement dated February 25, 2014)

(10)(c) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Credit Opportunities Fund, T. Rowe Price Credit Opportunities Fund—Advisor Class, and T. Rowe Price Credit Opportunities Fund—I Class dated November 29, 2016 (electronically filed with Amendment No. 9 to the Registrant’s registration statement filed on form N-1A dated November 28, 2016)

(11) Opinion of Counsel as to the legality of securities – Brian Poole, Esq. is filed herewith as Exhibit (11)

(12) Opinion and Consent of Willkie Farr & Gallagher LLP with respect to tax consequences (to be filed by amendment)

(13)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2018

(13)(b) Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds for Fund Accounting and Related Administrative Services, dated August 1, 2015, as amended November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, April 18, 2017, July 17, 2017, and October 30, 2017

(13)(c) Fund Accounting Agreement between T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon, dated August 1, 2015, as amended December 9, 2015, February 23, 2016, April 27, 2016, April 30, 2016, July 19, 2016, August 1, 2016, September 28, 2016, October 25, 2016, December 22, 2016, May 9, 2017, July 17, 2017, October 1, 2017, and October 30, 2017

(13)(d) Fund Accounting Agreement Side Letter between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds in connection with the Fund Accounting Agreement between the T. Rowe Price Funds, T. Rowe Price

Associates, Inc. and The Bank of New York Mellon dated February 28, 2017, as amended April 18, 2017, July 17, 2017, and October 30, 2017

(13)(e) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the T. Rowe Price Funds, dated January 1, 2018

(13)(f) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and Registrant on behalf of the T. Rowe Price Credit Opportunities Fund—I Class, dated November 29, 2016 (electronically filed with Amendment No. 9 to the Registrant’s registration statement filed on form N-1A dated November 28, 2016)

(13)(g) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and Registrant on behalf of the T. Rowe Price Credit Opportunities Fund—I Class, dated December 1, 2017

(14) Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

(15) Inapplicable

(16) Power of Attorney is filed herewith as Exhibit (16)

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees registrant agrees that, in response to Exhibit 12 required by Item 16, the Opinion and Consent of Counsel - Willkie Farr & Gallagher LLP, regarding certain tax matters, will be filed as part of an amendment to the registration statement

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/Edward C. Bernard	Chairman of the Board	May 25, 2018
Edward C. Bernard	(Chief Executive Officer)

/s/Catherine D. Mathews	Treasurer	May 25, 2018
Catherine D. Mathews	(Chief Financial Officer)
and Vice President

*
Teresa Bryce Bazemore	Director	May 25, 2018

*
Ronald J. Daniels	Director	May 25, 2018

*
Bruce W. Duncan	Director	May 25, 2018

*
Robert J. Gerrard, Jr.	Director	May 25, 2018

*
Paul F. McBride	Director	May 25, 2018

*
Cecilia E. Rouse	Director	May 25, 2018

*
John G. Schreiber	Director	May 25, 2018

*
Mark. R. Tercek	Director	May 25, 2018

/s/Edward A. Wiese
Edward A. Wiese	Director	May 25, 2018

*/s/David Oestreicher
David Oestreicher	Vice President and	May 25, 2018
Attorney-In-Fact